Exhibit 10.1

Execution Version

安徽美能储能系统有限公司

合资协议的补充协议

ANHUI MEINENG STORE ENERGY CO., LTD.
SUPPLEMENTAL AGREEMENT TO THE JOINT VENTURE AGREEMENT

本合资协议的补充协议（下称“本协议”）于2011年11月15日由（i）ZBB POWERSAV HOLDINGS LIMITED，一家香港的有限责任公司（下称“香港控股公司”）和（ii）安徽鑫东投资管理有限公司，一家中国的有限责任公司（下称“内资合资公司”）签署。香港控股公司和内资合资公司以下可合称为“双方”，可独称为“一方”。

This Supplemental Agreement to the Joint Venture Agreement (hereinafter as this “Agreement”) is entered into on November 15, 2011 by and between (i) ZBB POWERSAV HOLDINGS LIMITED, a Hong Kong limited liability company (“Hong Kong Holdco”) and (ii) ANHUI XINDONG INVESTMENT MANAGEMENT CO., LTD., a Chinese limited liability company (“China JV”). Hong Kong Holdco and the China JV are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

鉴于，
Whereas,

为设立安徽美能储能系统有限公司（下称“合资公司”），双方均作为合资公司投资方于2011年08月17日签署合资协议（下称“合资协议”）。现为合资公司的批准与登记程序，双方拟签署本协议，修订合资协议。
For the purpose of establishing Anhui Meineng Store Energy Co., Ltd. (hereinafter as the “Joint Venture Company”), the Parties, as investors of the Joint Venture Company, entered into a Joint Venture Agreement (hereinafter as the “Joint Venture Agreement”) dated August 17, 2011.  Now, for the purpose of the approval and registration procedures of the Joint Venture Company, the Parties intend to enter into this Agreement to amend and modify the Joint Venture Agreement.

Execution Version

为此，以上述目的和其他双方承认充分价值的对价，双方共同签署如下协议：
NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	修订合资公司名称
Amendment to the Joint Venture Company Name

根据合资协议“目的称述”第一段的语言：“合资公司名称暂定为安徽美能储能有限公司，实际名称以经审批机关审核的名称预核准通知书所载名称为准”，且现根据2011年11月1日安徽省工商行政管理局出具的企业名称预先核准通知书，合资公司中文名称确认为“安徽美能储能系统有限公司”，合资协议（包括全部合资协议后附附件）内出现“安徽美能储能有限公司”的文字均改为“安徽美能储能系统有限公司”。

Pursuant to the first section of the “STATEMENT OF PURPOSE” under the Joint Venture Agreement, which states: “a Sino – foreign equity joint venture company (the “Company”), the name of which is temporarily Anhui Meineng Store Energy Co., Ltd. (Chinese name:安徽美能储能有限公司) and subsequently shall be what is verified on the Name Verification Notification by the Approval Authority as defined below”, and pursuant to the Company Name Pre-approval Notice issued by the Anhui Administration of Industry and Commerce on November 1, 2011, which confirms the Chinese name of the Joint Venture Company as “安徽美能储能系统有限公司”, the words “安徽美能储能有限公司”, wherever they may appear in the Joint Venture Agreement (including all Exhibits attached thereto), shall be revised to “安徽美能储能系统有限公司”.

2.	修订注册资本与投资总额
Amendment to the Registered Capital and Total Investment

Execution Version

合资协议第4.1条原为：
Article 4.1 of the Joint Venture Agreement originally written as:

   4.1注册资本：合资公司初始注册资本为8720万人民币（下称：注册资本），具体出资信息详见附件A。但是如果：（i）双方初始出资资产于评估之时，相关中国当局认定，依适用法律之规定，该等资产不值附件A所述之价值，且（ii）届时，该等投资方在收到上述（i）所述认定通知10个工作日内，未能按附件A所载金额追加出资到位；那么，本协议自动终止，且无需双方采取任何进一步行动，并且，对合资公司的此前出资应将立即退还原来的相关出资方。

4.1 Registered Capital.  The initial registered capital of the Company shall be Eighty Seven Million Two Hundred Thousand Renminbi (RMB 87,200,000) (“Registered Capital”), which will be contributed by the Parties in the amounts, and forms, as set forth on Exhibit A; provided, however, that if (i) upon an assessment of the initial assets to be contributed by the Parties hereunder, the relevant People’s Republic of China Governmental Authority determines under Applicable Law that certain assets do not warrant the valuations set forth on Exhibit A and (ii) whereupon, unless the JV Investors contribute such amount of funds as is necessary to maintain the Percentage Ownership Interests of the JV Investors as set forth on Exhibit A within ten (10) Business Days of the JV Investors’ receipt of notice of the occurrence of (i) hereof, this Agreement shall terminate automatically without any further actions by the Parties and all previous contributions to the Company shall be returned promptly to the relevant JV Investor who made such contribution originally.

修改为：
Shall be amended as:

   4.1注册资本与投资总额：合资公司初始注册资本为13625852美元（下称：注册资本），具体出资信息详见下述第4.3条与附件A。但是如果：（i）双方初始出资资产于评估之时，相关中国当局认定，依适用法律之规定，该等资产不值附件A所述之价值，且（ii）届时，该等投资方在收到上述（i）所述认定通知10个工作日内，未能按附件A所载金额追加出资到位；那么，本协议自动终止，且无需双方采取任何进一步行动，并且，对合资公司的此前出资应将立即退还原来的相关出资方。 合资公司投资总额为2000万美金（下称：投资总额）；投资总额与注册资本的差额可以境外借款或任何其它合法方式融资。

Execution Version

4.2  Registered Capital and Total Investment. The initial registered capital of the Company shall be thirteen million six-hundred and twenty-five thousand eight-hundred and fifty-two U.S. dollars (US$13,625,852) (“Registered Capital”), which will be contributed by the Parties in the amounts, and forms, as set forth in Article 4.3 below and on Exhibit A; provided, however, that if (i) upon an assessment of the initial assets to be contributed by the Parties hereunder, the relevant People’s Republic of China Governmental Authority determines under Applicable Law that certain assets do not warrant the valuations set forth on Exhibit A and (ii) whereupon, unless the JV Investors contribute such amount of funds as is necessary to maintain the Percentage Ownership Interests of the JV Investors as set forth on Exhibit A within ten (10) Business Days of the JV Investors’ receipt of notice of the occurrence of (i) hereof, this Agreement shall terminate automatically without any further actions by the Parties and all previous contributions to the Company shall be returned promptly to the relevant JV Investor who made such contribution originally.  The total investment amount of the Company shall be twenty million U.S. dollars (US$20,000,000) (“Total Investment Amount”).  The difference between the Total Investment Amount and the Registered Capital may be financed by external debt or any other legal means.

3.	修订注册资本实缴计划
Amendment to the Payment Schedule of Initial Registered Capital Contributions

合资协议第4.3条原为：
Article 4.3 of the Joint Venture Agreement originally written as:

Execution Version

4.3 初始注册资本实缴计划：合资投资方的任一方应将按其出资比例分二期支付：
(a)第一期支付：合资公司经审批机关颁发营业执照日之次日起第30日。本期支付出资额如下：
（i）香港控股公司支付总计人民币36,700,000元，其中，10,500,000以现金，其余26,200,000元将由香港控股公司的股东ZBB能源的关联机构ZBB威州能源公司以香港控股公司的名义向合资公司授予知识产权的形式支付。
（ii）内资合资公司支付现金总计人民币20,000,000元。
(b)第二期支付：不迟于2012年6月1日。本期支付出资额如下：
（i）香港控股公司支付现金总计人民币10,500,000元。
（ii）内资合资公司总计支付现金人民币20,000,000元。

4.3 Payment Schedule of Initial Registered Capital Contributions.  Each of the JV Investors shall contribute to the Company its corresponding portion of the initial registered capital of the Company in two (2) installments:

(a) First Installment.  The JV Investors shall contribute the respective amounts listed below within thirty (30) days following the issuance of the Business License to the Company by the Approval Authority:

(i)	Hong Kong Holdco shall contribute an aggregate amount of Thirty Six Million Seven Hundred Thousand Renminbi (RMB 36,700,000), of which Ten Million Five Hundred Thousand Renminbi (RMB 10,500,000) will be contributed in cash and Twenty Six Million Two Hundred Thousand Renminbi (RMB 26,200,000) will be credited to Hong Kong Holdco for the intellectual property rights granted to the Company by ZBB Corp., an Affiliate of Hong Kong Holdco member, ZBB Energy; and

Execution Version

	(ii)	the China JV shall contribute an aggregate amount in cash of Twenty Million Renminbi (RMB 20,000,000).

(b)	Second Installment. The JV Investors shall contribute the respective amounts listed below by June 1, 2012:

	(i)	Hong Kong Holdco shall contribute an aggregate amount in cash of Ten Million Five Hundred Thousand Renminbi (RMB 10,500,000); and

	(ii)	the China JV shall contribute an aggregate amount in cash of Twenty Million Renminbi (RMB 20,000,000).

修改为：
Shall be amended as:

4.3初始注册资本实缴计划：合资投资方的任一方应将按其出资比例分二期支付：

(a)第一期支付：合资公司经审批机关颁发营业执照日之次日起第30日，本期支付出资额如下：

（i）香港控股公司支付总计5734733美元，其中，1640727.5美元以现金，其余4094006美元将由香港控股公司的股东ZBB能源的关联机构ZBB威州能源公司以香港控股公司的名义向合资公司授予知识产权的形式支付。
（ii）内资合资公司支付现金总计3125295.5美元等值人民币。

(b)第二期支付：不迟于2012年6月1日。本期支付出资额如下：
（i）香港控股公司支付现金总计1640727.5美元。
（ii）内资合资公司支付现金总计3125295.5美元等值人民币。

Execution Version

(b)第二期支付：不迟于2012年6月1日。本期支付出资额如下：

（i）香港控股公司支付现金总计1640727.5美元。

（ii）内资合资公司支付现金总计3125295.5美元等值人民币。

4.3 Payment Schedule of Initial Registered Capital Contributions.  Each of the JV Investors shall contribute to the Company its corresponding portion of the initial registered capital of the Company in two (2) installments:
(a) First Installment.  The JV Investors shall contribute the respective amounts listed below within thirty (30) days following the issuance of the Business License to the Company by the Approval Authority

	(i)	Hong Kong Holdco shall contribute an aggregate amount of five million seven-hundred and thirty-four thousand seven-hundred and thirty three U.S. dollars (US$5,734,733), of which one million six-hundred and forty thousand seven-hundred and twenty-seven U.S. dollars and fifty cents (US$1,640,727.5) will be contributed in cash and four million ninety-four thousand and six U.S. dollars (US$4,094,006) contributed by granting an license of intellectual property rights to the Company by ZBB Corp., an Affiliate of Hong Kong Holdco and ZBB Energy, in the name of Hong Kong Holdco; and

	(ii)	the China JV shall contribute in RMB an aggregate amount equal to three million one-hundred and twenty-five thousand two-hundred and ninety five U.S. dollars and fifty cents (US$3,125,295.5) in cash.

(b)	Second Installment. The JV Investors shall contribute the respective amounts listed below by June 1, 2012:

	(i)	Hong Kong Holdco shall contribute an aggregate amount of one million six-hundred and forty thousand seven-hundred and twenty-seven U.S. dollars and fifty cents (US$1,640,727.5) in cash; and

Execution Version

(ii)	the China JV shall contribute in RMB an aggregate amount equal to three million one-hundred and twenty-five thousand two-hundred and ninety five U.S. dollars and fifty cents (US$3,125,295.5) in cash.

4.	修订附件A：合资公司投资双方信息
Amendment to Exhibit A: JV Investor Information

合资协议附件A表格原为：

The table under Exhibit A of the Joint Venture Agreement originally written as:

合资投资方	主要营业地	法定代表人	注册资本	占有比例
香港控股公司			47,200,000人民币。 其中： 现金：21,000,000人民币； 知识产权折合26,200,000 人民币， 由ZBB威州能源公司以许可协议项下 的许可代为出资。	54.13%
内资合资公司			40,000,000人民币	45.87%
总计			87,200,000人民币	100%

Execution Version

JV Investor	Principal Office	Legal Representative	Registered Capital	Percentage Ownership Interest
Hong Kong Holdco			RMB 47,200,000 (RMB 21,000,000 contributed in cash; the remaining RMB 26,200,000 will be credited to Hong Kong Holdco for ZBB Corp.’s grant of a license to certain Intellectual Property under the License Agreement for purposes of determining the Percentage Ownership Interests of the Investors	54.13%
China JV			RMB 40,000,000	45.87%
Total			RMB 87,200,000	100%

修改为：
Shall be amended as:

合资投资方	主要营业地	法定代表人	注册资本	占有比例
香港控股公司			7375461美金。	54.13%

Execution Version

公司	其中： 现金：3281455美元； 知识产权折合4094006美元， 由ZBB威州能源公司通过香港控股公司以许可 协议项下的许可代为出资。
内资合资公司	6250391美元等值人民币	45.87%
总计	13625852美元	100%

JV Investor	Principal Office	Legal Representative	Registered Capital	Percentage Ownership Interest
Hong Kong Holdco			US$7,375,461 (US$3,281,455 contributed in cash; the remaining US$ 4,094,006 will contributed by ZBB Corp.’s grant of a license to certain Intellectual Property under the License Agreement in the name of Hong Kong Holdco	54.13%
China JV			US$6,250,391 equivalent in RMB	45.87%
Total			US$13,625,852	100%

Execution Version

5.	其他条款

Other Terms

剩余合资协议条款应不变。
Remaining terms of the Joint Venture Agreement are not amended.

6.	语言

Language

本协议以中英文双语签署；中英文均有同等效力。
This Agreement is executed in both the Chinese and English languages.  Each language shall be equally effective.

7.	副本

Counterparts

本协议可签署任意数目的副本，每一副本构成原件文件，但所有的该等副本构成同一文件。
This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute one and the same instrument.

(以下无正文，附后签字页)
(Remainder of page intentionally left blank, Signature Page to follow)

Execution Version

（签字页）
(Signature Page)

有鉴于此，双方在上述日期签署本协议。
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date above first written.

香港控股公司： ZBB PowerSav Holdings Limited “Hong Kong Holdco” ZBB PowerSav Holdings Limited	内资合资公司 安徽鑫东投资管理有限公司 “China JV” Anhui Xindong Investment Management Co., Ltd.
授权代表 / Authorized Signatory： Daniel Anthony Nordloh 职位/Title: 董事Director ______________________________	授权代表 / Authorized Signatory： 束龙胜 职位/Title: 董事长 Chairman of the Board ______________________________